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                                                                   Exhibit 10.13

                 FORM OF TENANCY AGREEMENT (FOR USE IN QUANZHOU)

                              (Summary Translation)

THIS AGREEMENT is made on the [specify date] day of [specify month and year]

BETWEEN:

(1)  [specify name] ("LANDLORD")

(2) [Quanzhou Lake Communication Co., Ltd.]/[Quanzhou Lake Microwave Co., Ltd.], a company incorporated under the laws of People's Republic of China and having its office at [specify address] ("TENANT")

WHEREAS, the parties hereto have reached agreement with respect to the subject matters hereunder, following equal, mutual and voluntary negotiations by the parties, and wish to enter into this Agreement in accordance with the PRC Contract Law, the PRC Administrative Measures Relating to Urban Real Properties and other national and local regulations on property tenancies,

NOW IT IS HEREBY AGREED as follows:

1.   PREMISE

     Landlord hereby agrees to lease to Tenant, and Tenant agrees to lease from Landlord, [specify name and location of premises] (the "PROPERTY") with [choose one or more of the following]:

     i.   construction area of [specify number] square meters;

     ii.  gross floor area of [specify number] square meters;

     iii. [specify number] suits;

     iv.  [specify number] rooms;

     v.   [specify number] square meters of common area;

     The number of the Use Right Certificate for the Property or other documents evidencing such use rights are [specify details].

2.   USE OF PROPERTY

     Tenant shall use the Property for [choose one of the following]:

     i.   residence;

     ii.  commercial;

     iii. office;

     iv.  manufacturing;

     v.   other [specify]

     Without prior consent of Landlord, Tenant may not use the Property for any other purpose.
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3.   TERM OF TENANCY

     The tenency hereunder shall commence on [specify date] and end on [specify date].

4.   RENT

     (a) The rent hereunder shall be computed on basis of [specify one of the following]:

     i.   construction area per square meter;

     ii.  gross floor area per square meter;

     iii. per suit;

     iv.  per room;

     v.   other [specify].

     (b)  The monthly rent is Rmb [specify amount].

     (c)  The monthly rent shall be paid by [specify method of payment].

     (d) The monthly payment shall be due and payable on the [specify date] of every month during the tenancy under this Agreement with the first monthly payment due and payable on [specify date].

5.   TENANCY DEPOSIT

     Tenant shall pay to Landlord a tenancy deposit of Rmb [specify amount] within [specify time] of execution of this Agreement.

6.   DELIVERY OF PROPERTY

     Landlord shall deliver the Property to Tenant promptly as provided herein.

     [specify number] days after delivery of the Property by Landlord to Tenant, Tenant may dispose of whatever is left by Landlord in the Property without any liability to Landlord.

7.   OBLIGATIONS OF LANDLORD

     During the tenancy hereunder, Landlord shall:

     (a) ensure that the Property is suitable for purposes of the tenancy hereunder;

     (b) register this Agreement with the relevant land registry for record purposes;

     (c) give Tenant at least [specify time] prior notice if Landlord will assign or mortgage the Property;


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     (d)  pay for normal repairs to the Property and any improvements and facilities thereon; and pay for any damage to Tenant or any third party as a result of such delay in payment for normal repairs;

     (e) pay the real property taxes and land use fees in respect of the Property;

     (f) pay tenancy management fee, telephone bill and utilities incurred prior to the delivery of the Property in respect of the Property;

     (g) not make alterations to the Property during the tenancy hereunder without the prior written consent of Tenant; and

     (h) shall compensate Tenant for damages to Tenant if Tenant is deprived of its normal use of the Property as a result of delay or failure in payment of any government taxes and fees or dispute on indebtedness.

8.   OBLIGATIONS OF TENANT

     During the tenancy hereunder, Tenant shall:

     (a) not make alterations to the Property during the tenancy hereunder without the prior written consent of Landlord;

     (b) compensate Landlord for any damage to the Property due to improper use of the Property or other act, neglect or default of Tenant;

     (c) provide assistance to Landlord in normal repairs and maintenance to the Property;

     (d) deliver the Property back to Landlord when the tenancy hereuner expires;

     (e) pay tenancy management fee, telephone bill and utilities incurred during the tenancy hereunder in respect of the Property;

     (f)  not use the Property for any purpose other than specified herein;

     (g) not sublet the Property in part or in whole without the prior consent of Landlord; and

     (h) observe all rules and regulations of the property management entity with respect to the Property.

9.   RETURN OF PROPERTY

     Within [specify number] days following the expiration of the tenancy hereunder, Tenant shall deliver the Property back to Landlord in accordance with the following:

     (a) Tenant shall [choose one]: (i) restore the Property to its original state; (ii) leave the Property as is upon expiration of the tenancy hereunder; (iii) the parties to agree on the condition of the Property upon return [specify number] days prior to the expiration; (iv) other [specify].


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     (b)  Landlord shall refund to Tenant the tenancy deposit in full without interest; provided that if there are outstanding rent or other charges unpaid or settled by Tenant, Landlord may deduct such outstanding rent or other charges before refunding the remaining tenancy deposit to Tenant.

     (c) [specify number] days after delivery of the Property by Tenant to Landlord, Landlord may dispose of whatever is left by Tenant in the Property without any liability to Tenant.

10.  REMEDIES

     (a) Where either party fails to perform the obligations agreed herein or violates any relevant national and local laws and regulations on property tenancies, the other party is entitled to terminate this Agreement and claim for damages from the violating party.

     (b) Where Landlord fails to deliver the Property on or before the delivery date specified herein, Tenant is entitled to charge liquidated damages in the amount of [specify]% of the tenancy deposit per day for the days when Landlord has failed to deliver the Property. The liquidated damages may offset the rent payable by Tenant to Landlord.

     (c) Where Tenant fails to deliver the Property on or before the return delivery date specified herein, Landlord is entitled to charge liquidated damages in the amount of [specify]% of the monthly rent per day for the days when Tenant has failed to deliver the Property back to Landlord.

     (d) Upon the occurrence of any of the following events, Landlord is entitled to terminate the tenancy under this Agreement, demand deliver of the Property back and claim for damages incurred:

          i.   Tenant sublets the Property without Landlord's consent;

          ii. Tenant assigns the leasehold of the Property to, permits unauthorized use by, or exchange the leasehold of the Property with, any other person without Landlord's consent;

          iii. Tenant alters the structure of the Property, uses the Property for other purposes without Landlord's consent, or otherwise causes damages to the Property;

          iv. Tenant delays in rental payment for more than [specify number] days consecutively or [specify number] days cumulatively; or

          v.   Tenant engages in illegal activities in the Property.

     (e) Upon the occurrence of any of the following events, Tenant is entitled to terminate the tenancy under this Agreement, Landlord shall refund the tenancy deposit together with an amount that is equal to the amount of the tenancy deposit, and Tenant is entitled to claim for additional damages incurred:

          i. Landlord delays in delivering the Property to Tenant for more than [specify number] days;

          ii. Landlord fails to properly maintain the Property and thereby causing the Property to become unfit for tenancy hereunder or causing personal injuries and property losses;

          iii. Landlord does not have clean title to the Property resulting in Tenant unable to continue to the tenancy hereunder;

          iv. Landlord alters the state and conditions of the Property without Landlord's consent; or

          v.   Landlord obtains the tenancy deposit or the rent fraudulently.


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11.  Force majeure

     In case of the occurrence of any force majeure event causing damage to the Property, neither party shall bear any liabilities to the other. Where all or part of the Property is damaged for whatever reason other than Tenant's fault, Tenant may request Landlord to reduce or exempt the rent. Where all or part of the Property is damaged for whatever reason other than Tenant's fault thereby making the Property unfit for the use stated herein, Tenant may terminate this Agreement.

12.  MISCELLANEOUS

     (a) This Agreement shall come into effect after being duly signed and sealed by both parties and both parties shall arrange the registration with land registry authorities for record. Validity of the dispute resolution clauses shall not be affected by the invalidity, cancellation and termination of this Agreement.

     (b) Both parties shall pay their taxes and fees within the tenancy hereunder. Where Landlord fails to pay taxes and fees payable by it in a timely manner, Tenant may pay on behalf of Landlord and deduct it from the rent.

     (c) For matters not covered herein, both parties may enter into a supplemental agreement which shall have the same validity as this Agreement.

     (d) For any disputes in relation to the performance of this Agreement, both parties may settle through friendly negotiations or submit the dispute for mediation to the local land registry authorities or administrative bureau of industry and commerce. Failing both, either party may submit the dispute for [choose one]:

          i.   arbitration by [specify] arbitration tribunal; or

          ii.  competent people's court for litigation.

     (e) Within [specify number] days after execution of this Agreement, [choose one] (i) Landlord or (ii) Tenant on behalf of Landlord shall register this Agreement with the local land registry for record purposes.

     (f) This Agreement shall be made in three counterparts, one for each party and one for the local land registry for record.

Party A: [specify name of Landlord] (Seal)   Party B: [specify name of Tenant] (Seal)

Legal Representative:                        Legal Representative:

Address:                                     Address:

Tel:                                         Tel:

Authorized person:                           Authorized person:

Date: [specify date]                         Date: [specify date]

                              Land Registry (Seal)

Registration date: [specify date]

Registration period: from [specify date] to [specify date]


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